CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2024	Jun. 30, 2023
CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income	$ 26,165	$ 169,468
Other comprehensive loss
Foreign currency translation loss	(1,590)	(6,245)
Total comprehensive income	24,575	163,223
Less: Comprehensive income attributable to non-controlling interests	(145)	(573)
Total comprehensive income attributable to the Company	$ 24,430	$ 162,650